EXHIBIT 99.1

                                             OMB Number: 3235-0569
                                             Expires:  January 31, 2003



  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
   FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                       EXCHANGE ACT FILINGS

I, Anne M. Mulcahy, Chairman of the Board and Chief Executive Officer (Principal Executive Officer) of Xerox Corporation (the "Company"), state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of the Company and, except as corrected or supplemented in a subsequent covered report:

    -- no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

    -- no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed)

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    --  Annual Report on Form 10-K for fiscal year ended
        December 31, 2001 of the Company (filed June 28, 2002);

    -- all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of the Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    --  any amendments to any of the foregoing.


/s/ ANNE M. MULCAHY                             Subscribed and sworn to
Anne M. Mulcahy                                 before me this 9th day of
August 9, 2002                                  August, 2002.

                                                /s/ BARBARA K. FOWLER
                                                Notary Public

                                                My Commission Expires:
                                                March 31, 2007